UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2021

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Executive Officers.

On March 16, 2021, the Compensation Committee of the Board of Directors (the “Committee” as the term “Committee” is defined in Section 1.8 of the U. S. Physical Therapy, Inc. 2003 Stock Incentive Plan (as amended) (the “2003 Plan”)) approved and adopted the following incentive plans, effective March 17, 2021, for the Senior Management which includes Mr. Christopher Reading, Chief Executive Officer ("CEO") , Mr. Carey Hendrickson, Chief Financial Officer (“CFO”), Mr. Glenn McDowell, Chief Operating Officer - West ("COO West") and Mr. Graham Reeve, Chief Operating Officer – East (“COO East”), hereinafter referred to jointly as “Executives”.

•	Objective Long-Term Incentive Plan for Senior Management for 2021
•	Discretionary Long-Term Incentive Plan for Senior Management for 2021
•	Objective Cash/RSA Bonus Plan for Senior Management for 2021
•	Discretionary Cash/RSA Bonus Plan for Senior Management for 2021

The above plans are included as Exhibits 99.1, 99.2, 99.3 and 99.4 to this report. The discussions set forth below are qualified in their entirety by reference to such exhibits.

Objective Long- Term Incentive Plan for Senior Management for 2021 ("Objective LTIP"). Under this Objective LTIP, Executives have an opportunity to receive Restricted Stock Awards (“RSAs”) under the 2003 Plan, to be granted by the Committee in the first quarter of 2022. The Executive must be employed by USPH or its affiliates from the Effective Date through the date of the grant to receive a RSA. All RSAs shall be granted subject to the terms of the 2003 Plan and the specific terms and conditions (including without limitation, restrictions in transfer and substantial risk of forfeiture) as determined by the Committee in its sole discretion. RSAs that are granted under this Objective LTIP will vest evenly over 16 quarters, beginning April 1, 2022 and ending January 1, 2026, subject to acceleration of vesting in the Committee’s sole discretion and based on the occurrence of certain events, as more specifically defined in the applicable Restricted Stock Agreement between the Executive and USPH and/or in the Executive’s employment agreement with USPH.  The maximum amount of RSAs that may be granted under this Objective LTIP, based upon the achievement of the performance goals as detailed in the Objective LTIP, is the 2021 U.S. Physical Therapy, Inc. (“USPh”) consolidated after-tax operating results, a non-Generally Accepted Accounting Principles measure, which equals consolidated after-tax net income (i) before charges/credits for changes in Redeemable Non-Controlling interests, expenses arising from the scheduled retirement of the COO-West, and any other extraordinary items, and (ii) after the compensation expense required to be reported in 2021 related to this and all other management incentive plans are as follows: CEO = 10,000 shares; CFO = 3,750; COO East = 5,000 shares; COO West = 5,000 shares. For a complete description of the Objective LTIP refer to Exhibit 99.1, which plan is incorporated herein by reference.

Discretionary Long-Term Incentive Plan for Senior Management for 2021 (“Discretionary LTIP").    Any RSAs granted under this program shall be granted under the 2003 Plan in the first quarter of 2022 after the Committee determines the amount, if any, of the RSAs to be granted to each Executive. In addition, RSAs shall be granted only if the Executive remains employed by USPh (or its affiliates) continuously from the Effective Date through the date of the grant of the RSA. All RSAs shall be granted in writing and subject to the terms of the 2003 Plan and the specific terms and conditions (including without limitation, restrictions in transfer and substantial risk of forfeiture) as determined by the Committee in its sole discretion. RSAs that are granted under this Objective LTIP will vest evenly over 16 quarters, beginning April 1, 2022 and ending January 1, 2026, subject to acceleration of vesting based on the occurrence of certain events, as more specifically defined in the applicable Restricted Stock Agreement between the Executive and USPh and/or in the Executive’s employment agreement with USPh. For a complete description of the Discretionary LTIP refer to Exhibit 99.2, which plan is incorporated herein by reference.

Objective Cash/RSA Bonus Plan for Senior Management for 2021 ("Objective Cash/RSA Bonus Plan"). Under this Objective Cash/RSA Bonus Plan, Executives have an opportunity to receive either a “Cash Bonus” Award or to be granted a RSA having a value at the time of the award of up to 75% of annual base salary for 2021 (“Base”) for the CEO, COO- West and COO East, and up to 60% of the Base for the CFO as Performance Awards under the 2003 Plan. The Committee will, in its sole discretion, determine the amount and type of award to be made in the first quarter of 2022. No Executive will be entitled to any type of award or have a legally binding right to an award until the Committee, in its sole discretion, determines an award will be made, the amount and the type of award to be made.  No Executive will be entitled to elect between the Cash Bonus or RSA.  Before any Cash Bonus is made or an RSA is awarded under this Objective Bonus Plan, the Committee shall certify in writing that the performance goals have been obtained.  Any Cash Bonus award made hereunder shall be paid in a lump-sum amount, and any RSA granted, in each case no later than March 15, 2022. The Executive must be continuously employed by USPh or its affiliates from the Effective Date through December 31, 2021 to receive the Cash Bonus or an RSA. For a complete description of the Objective Cash/RSA Bonus Plan refer to Exhibit 99.3, which plan is incorporated herein by reference.

Discretionary Cash/RSA Bonus Plan for Senior Management for 2021 ("Discretionary Cash/RSA Bonus Plan"). Under the Discretionary Cash/RSA Bonus Plan, each Executive has the potential to be awarded a “Subjective Bonus” in an amount of up to a specified percentage of the Executive’s Base in the following amounts: CEO, COO - West and COO-East: 50% of Base; and CFO: 40% of Base. The Subjective Bonus shall be made as either a “Cash Bonus” or a RSA, as determined in the sole discretion of the Committee.  This Discretionary Cash/RSA Bonus Plan shall be administered by the Committee and the Committee shall have the sole authority to grant awards and establish the amounts payable under this plan, make all determinations and interpret and construe all of the terms of this plan.   Any Cash Bonus award made hereunder shall be paid in a lump-sum amount, and any RSA granted, in each case no later than March 15, 2022. A Subjective Bonus shall be payable only if the Executive remains continuously employed from the Effective Date through the date of the determination of the amount payable by the Committee.  For a complete description of the Discretionary Cash/RSA Bonus Plan refer to Exhibit 99.4, which plan is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1 *	U. S. Physical Therapy, Inc. Objective Long-Term Incentive Plan for Senior Management for 2021, effective March 17, 2021.

99.2*	U. S. Physical Therapy, Inc. Discretionary Long-Term Incentive Plan for Senior Management for 2021, effective March 17, 2021.

99.3*	U. S. Physical Therapy, Inc. Objective Cash/RSA Bonus Plan for Senior Management for 2021, effective March 17, 2021.

99.4*	U. S. Physical Therapy, Inc. Discretionary Cash/RSA Bonus Plan for Senior Management for 2021, effective March 17, 2021.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: March 22, 2021	By:	/s/ Carey Hendrickson
Carey Hendrickson
Chief Financial Officer
(duly authorized officer)